anixa BIOSCIENCES

# Dr. Amit Kumar
# Chairman and CEO

NASDAQ:ANIX

March 21, 2024

Presentation at Annual Shareholder Meeting

# Forward-Looking Statements

Statements that are not historical fact may be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not statements of historical facts, but rather reflect Anixa Biosciences' current expectations concerning future events and results. We generally use the words "believes," "expects," "intends," "plans," "anticipates," "likely," "will" and similar expressions to identify forward-looking statements. Such forward-looking statements, including those concerning our expectations, involve risks, uncertainties and other factors, some of which are beyond our control, which may cause our actual results, performance or achievements, or industry results, to be materially different from any future results, performance, or achievements expressed or implied by such forward-looking statements. These risks, uncertainties and factors include, but are not limited to, those factors set forth in "Item 1A – Risk Factors" and other sections of our most recent Annual Report on Form 10-K as well as in our Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. You are cautioned not to unduly rely on such forward-looking statements when evaluating the information presented herein.

# Anixa Snapshot

Clinical-stage company developing first-in-class products to treat & prevent cancer

**Robust Pipeline**

**Strong Clinical Data**

**Strong Financial Profile**

**Key Partnerships**

**Significant TAM Opportunity**

# Clinical Programs & Development Partnerships

| THERAPEUTIC AREA | MECHANISM OF ACTION | INDICATION | GEOGRAPHIC RIGHTS | STAGE | UPCOMING MILESTONES | PARTNERS |
|---|---|---|---|---|---|---|
| Oncology | Vaccine | Breast Cancer | Global | Phase 1 | Additional Phase 1a,b,c data releases | Cleveland Clinic |
| Oncology | Vaccine | Ovarian Cancer | Global | Pre-clinical | Initiate IND enabling studies | Cleveland Clinic; NIH National Cancer Institute |
| Oncology | CAR-T Therapeutic | Ovarian Cancer / Other Solid Tumors | Global | Phase 1 | Periodic data releases (enrollment based) | Moffitt Cancer Center; The Wistar Institute |

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# VACCINE PROGRAM

Background



# Preventative Cancer Vaccines Have Failed

**…except for cancers driven by infectious agents.**

## Human Papillomavirus (HPV)



Human papillomavirus (HPV) is a common sexually transmitted virus that can cause genital warts and several types of cancer, including cervical, vaginal, vulvar, anal, penile, and oropharyngeal (throat) cancer.

## Hepatitis B Virus (HBV)



Hepatitis B is caused by the hepatitis B virus (HBV). Hepatitis B is a viral infection that attacks the liver and can cause severe liver damage, liver cancer, and death. It spreads through contact with infected blood, unprotected sex, and from mother to baby during childbirth.

**While these vaccines are generally called Cancer vaccines, from a molecular standpoint, they are really vaccines against infections.**

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# Why Have Preventative Cancer Vaccines Failed?

## Cancer vaccines typically target proteins overexpressed on tumors.


Normal Cell
HER2 receptor
Nucleus
HER2 gene
HER2+ Cell
HER2 receptor
Nucleus
HER2 gene

### Mechanisms exist to limit immune response against self-proteins.

- Proteins overexpressed on cancer cells (Self-Proteins) are also ubiquitously expressed on many healthy tissues

  —*Examples : Her-2 Neu, Mesothelin, Muc-1*

- It is challenging to overcome Thymic Deletion and other mechanisms, many yet to be discovered

- These mechanisms exist to prevent autoimmune disorders

### Autoimmune disorders are created by vaccination.

- With powerful adjuvants, we may be able to create suitable immune responses against self-proteins

- If we create immune response against over-expressed self protein, we also create autoimmune disorders against healthy tissues and organs

  —*OK for therapeutics because we can withdraw drug if side-effects are intolerable*

  —*Not OK for preventative vaccines- because once you induce the immune system, we can't pull it back*

# RETIRED TISSUE-SPECIFIC PROTEINS HYPOTHESIS

A New Paradigm for Prophylactic Cancer Vaccines



Proposed by the late Dr. Vincent Tuohy, Cleveland Clinic

# Retired Tissue-Specific Proteins for Prophylactic Cancer Vaccines

**Retired tissue-specific protein definition:**

- Protein that is expressed, in a particular tissue, at certain times in life for a particular function
- After function is no longer necessary, that protein is no longer expressed
- The protein is again expressed in emerging cancer cells

**Why is this a good antigen for prophylactic vaccines?**

- Vaccination is performed at an age after which that function is no longer needed
- Protein is expressed only on cancer cells and no healthy cells and tissue
- Therefore, we can induce an immune response against cancer but no autoimmune response against healthy tissues or organs

**The molecular approach has never been utilized for vaccines**

# Breast Cancer Vaccine



# Breast Cancer Vaccine: Retired Tissue Specific Protein

**Retired Tissue Specific Protein**

Expressed at periods of life, but no longer expressed as we age



α-Lactalbumin
Lactose Synthase
Gal-T1
Galactose
Glucose
Lactose

**α-LACTALBUMIN**

- Expressed ***only*** in the breast and ***only*** during lactation
- Expressed in tumor cells, especially Triple Negative Breast Cancer **("TNBC")**
- Our vaccine targets this retired protein
  - Once vaccinated, the patient's immune system is ready to destroy cells expressing the protein as they arise, disallowing cancer to gain critical mass

**TNBC Overview**

- Most aggressive form of breast cancer
- Prevalent cancer in patients with breast cancer gene ("BRCA") mutations

# Proof of Concept* -Published in 2012


LITTER
Vaccinated mouse

- After vaccination mice were mated and allowed to have a litter.
- The pups were perfectly normal at birth.
- **Mothers were unable to produce milk.**

**This proves that vaccination targeting a-lactalbumin enables the immune system to destroy all cells producing that protein.**

*SOURCE: AMERICAN J. OF PATHOLOGY, **181**, SEPTEMBER 2012, 775-783.

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# Pre-Clinical Studies: Vaccination Prevents Breast Cancer

## Well-Tolerated



Vaccinated mice did not exhibit autoimmune damage, while single T-cell infiltrates were seen in non-lactating breast tissue (arrows)

## Robust Pre-Clinical Response



MMTV-neu Mice
Tumor Size (mm²)
100
80
60
40
20
0
Vaccinated
Controls

100% of a-LACTALBUMIN vaccinated mice did not develop breast cancer

80% of un-vaccinated mice developed breast cancer

Data published: Cancers, 2016, 8, 56.

# Phase 1 Trial

Conducted by Cleveland Clinic, funded by U.S. Department of Defense (DOD)

**An open-label Phase 1 dose-escalation trial**

| Design | Phase 1a (in progress) | Phase 1b (in progress) | Phase 1c (enrollment open) |
|---|---|---|---|
| Participants will receive three vaccinations, each two weeks apart, and will be closely monitored for side effects and immune response | ▪ 18-24 Patients who have been treated for TNBC<br>▪ Safety will be monitored<br>▪ Immune Response will be monitored<br>▪ Maximum Tolerated Dose ("MTD") determined | ▪ Healthy women w/mutations<br>▪ Chosen to undergo prophylactic mastectomy<br>▪ Vaccinate before surgery and evaluate immune response and resected tissue<br>▪ **Unique opportunity to garner supplemental data after studying breast tissue to determine if T cells are surveilling the tissue without any visible cancer tumors** | ▪ **Additional cohort combining vaccine with Keytruda**<br>▪ Patients treated for TNBC<br>▪ Combine Keytruda w/ vaccine to evaluate if there is synergy |

Cleveland Clinic

DOD

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# Positive Clinical Results

- Enrollment of women who have had TNBC and have undergone standard of care, but are at risk of recurrence
- 42% of TNBC survivors will relapse within 5 years
- MTD reached
- Data from all vaccinated women tested to date presented at San Antonio Breast Cancer Symposium in December 2023
- 25 patients dosed through March 2024

- **No safety concerns**
- **Immune responses observed at all dose levels**
- **All patients had some immune response**
- **Intensity of responses varied with patients**

First 16 Patients


IFNγ ELISpot Frequencies
Day 0
Day 14
Day 28
Day 56
SFU/400,000 Cells
0
200
400
600
800
001 002 003 018 019 020 007 009 010 014 015 016 011 012 013 004**
IL-17 ELISpot Frequencies
0
20
40
60
80
100
120
140
ELISA Endpoint Titers
Endpoint Titer
0
1000
2000
3000
4000
5000
6000
7000
Dose Level
Zymosan
α-Lactalbumin
DL1
10 µg
10 µg
DL2
10 µg
100 µg
DL3
10 µg
500 µg
DL2 (old)
100 µg
100 µg

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# Breast Cancer Vaccine: A Significant Market Opportunity

- Successive to appropriate clinical trials, a prophylactic (preventative) vaccines may be eventually administered to the total eligible population
- Multi-billion Dollar Market opportunity

| U.S. *(Total Eligible Population)* | Outside U.S. *(Potential Future Candidates)* |
| --- | --- |
| ▪ Over 3.8 MM breast cancer survivors in the US[1]<br>▪ Millions more harbor mutations placing them at high risk<br>▪ More than 80 million women are currently 40 or older in the U.S. alone<br>o Millions more age into this group annually | ▪ Tens of millions of women who are breast cancer survivors<br>▪ Large numbers of women harbor high risk mutations<br>▪ Approximately 1.4 billion women are 40 and older outside the U.S. |

**If this vaccine works as we hope and expect, every woman in the world may be eligible**

1) National Cancer Institute.

# Thoughts About Adaptive Phase 2/3 Trial

- Multiple Sites (10-20)- Academic as well as community (including sites that may enable diverse group of participants)
- Roughly 600 TNBC Survivors (final numbers to be determined)
  - —*Standard of Care (SOC) + Vaccine*
  - —*SOC only*
- Randomized but not blinded
- Efficacy based on improvement in invasive disease
  - —*Disease-free survival above SOC*
- Five-year duration but with interim views
- Could extend size of trial to achieve registrational data



# Ovarian Cancer Vaccine



# Novel Target: ED-AMHR2

Also a retired tissue-specific self-protein

| | |
|---|---|
| **Collaboration** | Cleveland Clinic |
| **Funding & Collaboration** | NIH NATIONAL CANCER INSTITUTE |

- Extracellular domain of the anti-mullerian hormone receptor 2 (ED-AMHR2) is primarily expressed in the ovaries, **but disappears as a woman reaches and advances through menopause**
- AMHR2 is expressed again in majority of ovarian cancers, as well as some other gynecological malignancies
- If we properly immunize a woman against this protein, after she has reached menopause, we should be able to prevent the occurrence of ovarian cancer
- Majority of ovarian cancer diagnoses occur after menopause

---

- NCI-PREVENT Program supporting pre-clinical development through IND submission
- If vaccine works as we hope and expect, once approved, every woman in the world past menopause may be a candidate
- Multi-billon dollar market opportunity
- Pre-clinical data published[1]

1) Cancer Prev. Res. 2017, 10(11); 612-624

# Additional Thoughts on Vaccines

- We may be able to use the Breast Cancer Vaccine in the neo-adjuvant setting
  - *—Animal data shows that the the vaccine will inhibit growth in 4T1 Tumors*
  - *—Could we use biopsy and IHC to verify alpha-lactalbumin expression before utilization?*

- Ovarian Cancer Vaccine is in Pre-Clinical Development in a collaboration between Cleveland Clinic and NCI
  - *—NCI PREVENT- evaluating peptide and mRNA versions*
  - *—PI is Dr. Robert Shumaker at NCI*
  - *—PI is Dr. CV Rao at U. of Oklahoma*

- Can we discover suitable Retired Tissue-Specific Proteins for other broad cancer indications (Lung, Prostate, Colon)



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# THERAPEUTIC CAR-T PROGRAM

Ovarian Cancer



# CAR-T Technology

Background & opportunity

**Chimeric Antigen Receptor T cell**

### CAR- T has made great inroads in B-Cell cancers

- Durable responses (50-80% of patients)
- Multibillion dollar valuations and big pharma deals
  - Novartis - First approved product by FDA
    - Kymriah for Acute Lymphoblastic Leukemia (ALL)
    - Second approval for Diffuse large B-cell Lymphoma (DLBCL)
  - KITE - $12BB acquisition by GILD
  - JUNO - $9BB acquisition by CELG

### Our Opportunity

- Conventional CAR-T has not worked clinically in solid tumors

### Our Unique Approach

- Anixa has a novel technology for making CAR-T work in multiple solid tumors, beginning with Ovarian Cancer

# CAR-T Procedure: Chimeric Antigen Receptor-T cell



① Collect patience's peripheral blood
② Isolation of T lymphocytes
③ Activation and amplification
④ Genetic CAR/TCR engineering
⑤ Amplification and quality control
⑥ CAR-T/TCR-T cell transfusion

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# Anixa's Unique & Targeted CER-T Approach for Solid Tumors

| Anixa's CAR-T Program for Ovarian Cancer | Other CAR-T Programs |
|---|---|
| Follicle Stimulating Hormone Receptor ("FSHR")-mediated CAR-T Technology | Novartis, JUNO, KITE and others working on B-Cell cancers |

### Anixa's CAR-T Program for Ovarian Cancer

Follicle Stimulating Hormone Receptor ("FSHR")-mediated CAR-T Technology



Chimeric Endocrine Receptor-T cell

**T cell** engineered with FSH to recognize and kill cells with **FSHR protein** on surface

**FSH**

**FSHR Protein** (antigen) found only on ovarian cells

**Ovarian Cell**

### Other CAR-T Programs

Novartis, JUNO, KITE and others working on B-Cell cancers



**T cell** engineered to recognize and kill cells with **CD-19 protein** on surface

scFv-antibody fragment engineered into T cell

**CD19 protein** (antigen)

**Cancerous B-cell**

# FSHR ONLY Expressed in Ovaries and Testes and Tumor Blood Vessels

*In Healthy Humans*



Relative FSHR mRNA Expression
0.0025
0.002
0.0015
0.001
0.0005
0
Only in Fetal Thymus
Adrenal Gland
Brain Cerebellum
Brian Whole
Fetal Brain
Colon
Heart
Kidney
Liver
Lung
Placenta
Prostate
Salivary Gland
Skeletal Muscle
Spleen
Thymus
Thyroid Gland
Trachea
Uterus
Small Intestine
Stomach
Breast
Ovary
Testis
PBMC



The NEW ENGLAND JOURNAL of MEDICINE

ORIGINAL ARTICLE

## Expression of Follicle-Stimulating Hormone Receptor in Tumor Blood Vessels

Aurelian Radu, Ph.D., Christophe Pichon, Ph.D., Philippe Camparo, M.D., Martine Antoine, M.D., Yves Allory, M.D., Anne Couvelard, M.D., Gaëlle Fromont, M.D., Mai Thu Vu Hai, Ph.D., and Nicolae Ghinea, Ph.D.

ABSTRACT

BACKGROUND

In adult humans, the follicle-stimulating hormone (FSH) receptor is expressed only in the granulosa cells of the ovary and the Sertoli cells of the testis. It is minimally expressed by the endothelial cells of gonadal blood vessels.

METHODS

We used immunohistochemical and immunoblotting techniques involving four separate FSH-receptor-specific monoclonal antibodies that recognize different FSH receptor epitopes and in situ hybridization to detect FSH receptor in tissue samples from patients with a wide range of tumors. Immunoelectron microscopy was used to detect FSH receptor in mouse tumors.

RESULTS

In all 1336 patients examined, FSH receptor was expressed by endothelial cells in tumors of all grades, including early T1 tumors. The tumors were located in the prostate, breast, colon, pancreas, urinary bladder, kidney, lung, liver, stomach, testis, and ovary. In specimens obtained during surgery performed to remove tumors, the FSH receptor was not expressed in the normal tissues located more than 10 mm from the tumors. The tumor lymphatic vessels did not express FSH receptor. The endothelial cells that expressed FSH receptor were located at the periphery of the tumors in a layer that was approximately 10 mm thick; this layer extended both into and outside of the tumor. Immunoelectron microscopy in mice with xenograft tumors, after perfusion with anti–FSH-receptor antibodies coupled to colloidal gold, showed that the FSH receptor is exposed on the luminal endothelial surface and can bind and internalize circulating ligands.

CONCLUSIONS

FSH receptor is selectively expressed on the surface of the blood vessels of a wide range of tumors. (Funded by INSERM.)

From Mount Sinai School of Medicine, New York (A.R.); and INSERM Unité 753, Villejuif (C.P.), Val-de-Grâce Hospital, Paris (P.C.), Tenon Hospital, Paris (M.A.), INSERM Unité 955-Eq 07, Université Paris-Est, Créteil (Y.A., M.T.V.H., N.G.), Beaujon Hospital, Clichy (A.C.), and Centre Hospitalier Universitaire de Poitiers, Poitiers (G.F.) — all in France. Address reprint requests to Dr. Ghinea at INSERM Unité 955-Eq 07, 8 rue du Général Sarrail, Université Paris-Est, Créteil, France, or at nicolae.ghinea@inserm.fr.

N Engl J Med 2010;363:1621-30.

# Our FSHR-Mediated CAR-T Technology

Dual mechanism of action

- Many tumors have blood vessels where FSHR is expressed even though healthy tissue does not show such expression
  - Physiologically, FSHR may be helpful in enabling tumors to create vasculature
  - Elegant target: outside of the tumor margin, FSHR on blood vessels disappears
- Anti-angiogenesis drugs are a multi-billion-dollar class of drugs, with Avastin the leader with 2021 sales of $3 billion

**Our FSHR targeted CAR-T may destroy tumor vasculature and starve or shrink the tumor, disrupting FSH from both the inside and outside**

**Angiogenesis**
Tumors induce rapid blood vessel growth to nourish themselves


These blood vessels are positive for **FSHR**
Formation of new tumor vasculature

**Tumors expressing FSHR on vasculature**:
Lung, Breast, Prostate, Colon, Head & Neck, Pancreatic, Liver, Renal, Ovarian and others

# Intraperitoneal Delivery (IP) Is Another Key Advantage

- Most, if not all, ovarian cancer lesions remain within the peritoneal cavity and ascites
- By delivering through an IP catheter, the engineered T cells will largely remain in the peritoneal cavity
- Very few, if any, engineered T cells escape into body
  - Minimizes side effects like CRS
  - Perhaps will enable us to go to much higher concentrations than available with IV administration

**We will also test IV delivery, but to date all patients have been treated via IP delivery**



Side view
Liver
Peritoneum
Omentum
Spine
Bowel
Ovary
Uterus (womb)
Bladder
Rectum
Vagina
Direct delivery into peritoneum

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# The First Potential Anti-Angiogenic CAR-T Therapy

Exclusive worldwide license from The Wistar Institute

**We believe our CER-T approach will work in solid tumors, especially ovarian cancer, where others have failed**

1. FSHR is a unique target
2. FSH is a natural ligand (not synthetic)
3. Our approach may provide anti-angiogenic synergy, enabling a dual mechanism of action
4. **Intraperitoneal delivery may enable better trafficking to the tumor and fewer side effects**

**Current Phase 1 Trial at Moffitt Cancer Center**

- Treated Three Patients at Subtherapeutic Dose (1 x $10^5$ Cells/Kg)- Cohort 1
- First patient treated at 3x dose (Cohort 2)
- Excellent Safety Profile
- **Some anecdotal indicators of efficacy:**
  - **Tumor size was variable and there was indication of cell infiltration into tumor**
  - **Latest scan showed tumor necrosis**

- **We will increase cell concentration by multiples of three in successive cohorts**
- **We will also lympho-delete in a future cohort**
- **We will also evaluate IV delivery**

# In Summary



# Capital Efficient

Low-cost business model

- Develop programs with partners
  - ✓ Leverage existing infrastructure of partner
  - ✓ Maintain low overhead and cash burn
  - ✓ Allows for multiple orthogonal projects
- Potentially out-license programs to pharma for late-stage clinical development and commercialization
- Burning approximately $6M/year

**Key Collaborators**

# Financial Summary

NASDAQ:ANIX

**$24M** cash, cash equivalents and short-term investments as of January 31, 2024

**~$5-6M** annual cash burn since 2017

**32M** shares outstanding as of January 31, 2024

No debt

# Value-Creating Near-Term Clinical Catalysts

Multiple catalysts over the next 12 months across our clinical pipeline

| Program | Phase | H1 2024 | H2 2024 |
|---|---|---|---|
| Oncology | | | |
| Breast Cancer Vaccine | Phase 1a | Additional Phase 1a data release | Final Phase 1a data release |
| Breast Cancer Vaccine | Phase 1b | Preliminary Phase 1b data release | Additional Phase 1b data release |
| Breast Cancer Vaccine | Phase 1c | Preliminary Phase 1c data release | Additional Phase 1c data release |
| Ovarian Cancer CAR-T | Phase 1 | Periodic data releases subject to patient enrollment | |

**Many other potential catalysts as well**

# Investment Highlights

**Robust Pipeline**

focused on prevention or treatment of cancer

**Strong Clinical Data**

2 clinical trials in progress, showing positive results

**Strong Financial Profile**

~$24M of cash, no debt, and capital efficient business model

**Key Partnerships**

- The Cleveland Clinic
- Moffitt Cancer Center
- NIH/NCI
- DOD

**Significant TAM Opportunity (U.S.)**

- ~3.8M women living with female breast cancer[1]
- Over 80M women potentially eligible for vaccine
- ~230,000 women living with ovarian cancer [1]

1) National Cancer Institute.

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# Thank you

**CONTACT INFORMATION:**

**Amit Kumar, Ph.D.**
Chairman & CEO
ak@anixa.com

**Mike Catelani**
President, COO & CFO
mcatelani@anixa.com

**NASDAQ:ANIX**